UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________________
FORM 8-K
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2023

___________________________________
Allbirds, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-40963	47-3999983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Montgomery Street
San Francisco, CA 94111
(Address of principal executive offices, including zip code)

(628) 225-4848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On March 9, 2023, Allbirds, Inc. (the “Company”) reported financial results and business highlights for the quarter and fiscal year ended December 31, 2022. A copy of this press release (the “Earnings Press Release”) is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated by reference.
The information in this Item 2.02 of this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Michael Bufano as Chief Financial Officer

On March 8, 2023, Michael Bufano, the Chief Financial Officer and principal accounting officer of the Company, informed the Company of his intention to resign from his role effective April 24, 2023. Mr. Bufano will remain with the Company through a transition period.

Appointment of Annie Mitchell as Chief Financial Officer

On March 8, 2023, the Company’s Board of Directors (the “Board”) appointed Annie Mitchell as the Company’s Chief Financial Officer and principal accounting officer, effective as of April 24, 2023 .

Ms. Mitchell, 46, has served as the Vice President of Finance & Insights for Gymshark, a fitness apparel and accessories brand, manufacturer, and retailer since June 2021, where she leads the financial strategy for the North American region, oversees the finance, analytics, and research functions, and is a senior member of the leadership team. Prior to Gymshark, Ms. Mitchell spent almost ten years (May 2011 to March 2021) with adidas, a global footwear and apparel company, where she served in progressively senior financial leadership roles. In her most recent role, she was the Senior Vice President of Finance (CFO) for adidas North America (August 2017 to March 2021), where she was a key member of the senior leadership team and was responsible for driving the strategic growth of the region. Her responsibilities included leading the finance, demand planning, accounting, and controlling functions. Ms. Mitchell holds a B.A. in Economics from the University of Puget Sound and an M.B.A. and an M.Sc. in Finance from the University of Denver Daniels College of Business.

On March 8, 2023, the Company entered into an offer letter with Ms. Mitchell, effective as of April 24, 2023, governing the terms of her service as the Company’s Chief Financial Officer (the “Offer Letter”). Under the terms of the Offer Letter, Ms. Mitchell will receive an annual base salary of $375,000 and will be eligible to receive an annual performance bonus with a target of 40% of Ms. Mitchell’s base salary. Any actual annual performance bonus amount will be based upon the Board’s good faith assessment of Ms. Mitchell’s and the Company’s attainment of goals established by the Board in its reasonable discretion. Additionally, under the terms of the Offer Letter, Ms. Mitchell will receive a signing bonus of $12,000 (subject to full repayment if Ms. Mitchell voluntarily terminates her employment with the Company or is terminated for cause within twelve months following the commencement of her employment) and reimbursement of up to $10,000 in relocation expenses (subject to full repayment if Ms. Mitchell departs the Company within twelve months of the relocation).

The Offer Letter further provides that effective upon her commencement of employment and subject to approval of the Board or a committee of the Board, Ms. Mitchell will be granted an option to purchase shares (the “Option Award”) of the Company’s Class A Common Stock, par value $0.0001 (“Shares”) and a restricted stock unit award (the “RSU Award”), both subject to the Company’s 2021 Equity Incentive Plan and standard forms of award agreements thereunder. The Option Award will have a grant date value of $1,000,000 and 25% of the Shares underlying the Option Award will vest on the first anniversary of Ms. Mitchell’s commencement of employment (such date, the “Cliff Date”) with the remaining Shares vesting in 12 equal quarterly installments thereafter, subject to Ms. Mitchell’s continuous service as of each such date; the exercise price per Share will be no less than the fair market value of a Share on the grant date. The RSU Award will have a grant date value of $1,000,000 and 25% of the Shares underlying the RSU Award will vest on the Company’s first RSU vesting date following the first anniversary of the Cliff Date and the remaining Shares underlying the RSU Award will vest in equal quarterly installments on the next 12 RSU vesting dates following the Cliff Date, subject to Ms. Mitchell’s continuous service as of each such date. The dollar value of the RSU Award will be converted into a number of Shares by dividing $1,000,000 by the average closing price of Shares on the Nasdaq stock market for the 30 trading days prior to the grant date. The Company’s RSU vesting dates are March 1st, June 1st, September 1st, and December 1st. Ms. Mitchell is also expected to enter into the Company’s standard confidentiality and dispute resolution agreements, as well as the Company’s standard indemnification agreement with officers in the form of agreement previously filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 16, 2022.

Pursuant to the terms of the Offer Letter, Ms. Mitchell’s employment is at will and may be terminated at any time by the Company or Ms. Mitchell.

Ms. Mitchell is eligible to receive severance benefits under the terms of the Company’s Severance and Change in Control Plan effective in November 2021 (the “Severance Plan”). A description of the Severance Plan is included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2022.

Ms. Mitchell was not selected as an officer pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between the Company and Ms. Mitchell that would require disclosure under Item 404(a) of Regulation S-K.

7.01 Regulation FD Disclosure.

On March 9, 2023, the Company issued a press release with respect to the changes in the Company’s leadership, a copy of which is furnished with the Current Report as Exhibit 99.2 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of the Current Report (including Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Earnings Press Release, dated March 9, 2023
99.2	Press Release, dated March 9, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allbirds, Inc.
Dated: March 9, 2023
	By:	/s/ Joseph Zwillinger
Joseph Zwillinger
Co-Chief Executive Officer